Exhibit 99.8


[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1575                                                                  250,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT DEBRA ELENSON

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                               /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1576                                                                  250,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT DEBRA ELENSON

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                               /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1577                                                                  250,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT DEBRA ELENSON

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                               /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1578                                                                  250,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT DEBRA ELENSON

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                               /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1579                                                                  250,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT DEBRA ELENSON

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                               /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]

[CANCELLED ON 6/12/03]

                                                            CUSIP NO 03073A 10 3

Number                                                                Shares
1580                                                                  250,000
                               AmeriNet Group.com
                               AUTHORIZED COMMON
                            STOCK: 30,000,000 SHARES
                                PAR VALUE: $.01



THIS CERTIFIES THAT DEBRA ELENSON

IS THE RECORD HOLDER OF TWO HUNDRED FIFTY THOUSAND

                Shares of AMERINET GROUP.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate property endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signature of its duly authorized officers.

Dated:   6-19-01



/s/ G. Richard Chamberlin                               /s/ Michael A. Jordan
-----------------------------                          -------------------------
SECRETARY                                              PRESIDENT

                                [CORPORATE SEAL]